UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 30, 2017
(Date of earliest event reported)	May 25, 2017

ONE Gas, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 East Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 947-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2017, the shareholders of ONE Gas, Inc. (the “Company”) approved the material terms of our annual officer incentive plan for purposes of Section 162(m) of the Internal Revenue Code at the Company’s 2017 annual meeting of shareholders, as detailed below under Item 5.07. The annual officer incentive plan was approved by the Company’s Board of Directors on November 18, 2016, subject to shareholder approval at the 2017 annual meeting of the material terms of the plan for purposes of Section 162(m) of the Internal Revenue Code. The material terms of the annual officer incentive plan are described in “Proposal 3-Approval of the Annual Officer Incentive Plan” in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2017, which description is incorporated by reference herein.

Item 5.07     Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders on May 25, 2017. The matters voted upon at the meeting and the results of such voting are set forth below:

1.
The individuals set forth below were elected to the Board of Directors of the Company as Class III directors to serve three-year terms expiring at our 2020 annual meeting of shareholders by a majority of the votes cast by the shareholders present in person or by proxy and entitled to vote as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Robert B. Evans	42,016,475.554	956,267.164	141,893.712	5,796,505.000
Michael G. Hutchinson	42,258,088.828	705,685.579	150,862.023	5,796,505.000

2.
The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2017, was ratified by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain
48,427,690.244	320,399.881	163,051.305

3.
The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2017 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
41,726,706.300	991,267.400	396,662.730	5,796,505.000

4.
The approval of the material terms of our annual officer incentive plan for purposes of Section 162(m) of the Internal Revenue Code was approved by a majority of the voting power of the shareholders present in person or by proxy and entitled to the vote as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
41,732,467.343	940,611.300	441,557.787	5,796,505.000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date:	May 30, 2017	By:	/s/ Curtis L. Dinan
Curtis L. Dinan Senior Vice President, Chief Financial Officer and Treasurer

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